                                                                Exhibit 99.h.(x)

                              AMENDMENT NUMBER 1 TO
                            FUND ACCOUNTING AGREEMENT

     The Fund Accounting Agreement dated January 3, 2000 between Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Series Fund, Inc. ON BEHALF OF: Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund , Hartford Small Company HLS Fund, Inc., and Hartford Stock HLS Fund, Inc. (each a "Fund" and together the "Funds") and HARTFORD LIFE INSURANCE COMPANY (the "Fund Accountant") a Connecticut corporation, (the "Agreement") is hereby amended. All provisions in the Agreement shall apply to the Funds except as stated below.

     Schedules A and C of the Agreement are hereby amended and restated as follows:


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

                                   SCHEDULE A
                        to the Fund Accounting Agreement

               NAME OF FUND

               Hartford Advisers HLS Fund, Inc.
               Hartford Bond HLS Fund, Inc.
               Hartford Capital Appreciation HLS Fund, Inc.
               Hartford Dividend and Growth HLS Fund, Inc.
               Hartford Index HLS Fund, Inc.
               Hartford International Advisers HLS Fund, Inc.
               Hartford International Opportunities HLS Fund, Inc. Hartford MidCap HLS Fund, Inc.
               Hartford Money Market HLS Fund, Inc.
               Hartford Mortgage Securities HLS Fund, Inc.
               Hartford Series Fund, Inc.
                  ON BEHALF OF:
                  Hartford Financial Services HLS Fund
                  Hartford Focus HLS Fund
                  Hartford Focus Growth HLS Fund
                  Hartford Global Communications HLS Fund
                  Hartford Global Health HLS Fund
                  Hartford Global Leaders HLS Fund
                  Hartford Growth HLS Fund
                  Hartford Global Technology HLS Fund
                  Hartford Growth and Income HLS Fund
                  Hartford High Yield HLS Fund
                  Hartford International Capital Appreciation HLS Fund Hartford International Small Company HLS Fund
                  Hartford MidCap Value HLS Fund
                  Hartford Value HLS Fund
               Hartford Small Company HLS Fund, Inc.
               Hartford Stock HLS Fund, Inc.

                                   SCHEDULE C

                       to the Funding Accounting Agreement

                           MUTUAL FUND ACCOUNTING FEES

                 AGGREGATE FUND NET ASSETS                ANNUAL FEE
                 -------------------------                ----------
                        All Assets                      2 Basis Points

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the 23rd day of July, 2001.

                        Hartford Advisers HLS Fund, Inc.
                        Hartford Bond HLS Fund, Inc.
                        Hartford Capital Appreciation HLS Fund, Inc.
                        Hartford Dividend and Growth HLS Fund, Inc.
                        Hartford Index HLS Fund, Inc.
                        Hartford International Advisers HLS Fund, Inc.
                        Hartford International Opportunities HLS Fund, Inc. Hartford MidCap HLS Fund, Inc.
                        Hartford Money Market HLS Fund, Inc.
                        Hartford Mortgage Securities HLS Fund, Inc.
                        Hartford Series Fund, Inc.
                           ON BEHALF OF:
                           Hartford Financial Services HLS Fund
                           Hartford Focus HLS Fund
                           Hartford Focus Growth HLS Fund
                           Hartford Global Communications HLS Fund
                           Hartford Global Health HLS Fund
                           Hartford Global Leaders HLS Fund
                           Hartford Growth HLS Fund
                           Hartford Global Technology HLS Fund
                           Hartford Growth and Income HLS Fund
                           Hartford High Yield HLS Fund
                           Hartford International Capital Appreciation HLS Fund Hartford International Small Company HLS Fund Hartford MidCap Value HLS Fund
                           Hartford Value HLS Fund
                           Hartford Small Company HLS Fund, Inc.
                           Hartford Stock HLS Fund, Inc.


                           By: /s/David Znamierowski
                               ---------------------
                               David M. Znamierowski, President


                           Hartford Life Insurance Company


                           By: /s/George Jay
                               -------------
                               George R. Jay, Assistant Vice President